THIRD QUARTER REPORT . SEPTEMBER 30, 1998



                            [ARTWORK APPEARS HERE]



                        ------------------------------
                                   STRATTON
                                 MUTUAL FUNDS
                        ------------------------------
                        Stability . Strategy . Success

DEAR FELLOW SHAREHOLDER:

The third quarter of 1998 was the poorest quarter for stock performance in the past eight years. This was true both domestically and internationally. There are multiple causes for the anxiety that produced this sharp decline in world markets. They were Japan, Russia, the U.S. presidency, hedge funds, global deflation, and Pacific Rim recession.

The $64 billion question about the U.S. stock market--Is this just another severe correction in the long-term bull market trend that began in 1982? If that is the case, then this is another wonderful opportunity to buy depressed stocks just as every other correction has offered in that long bull market trend. However, the counter argument is that this could be the start of a prolonged bear market, something we have not seen since the early 1970s. We believe that either of two conditions is necessary to produce a long-term bear market. The first is substantially higher and rising interest rates. In fact, there are no signs of higher rates on a global basis, just the opposite is happening.

The other factor that could produce a bear market is for the U.S. economy to enter a severe recession that will cripple profits. The answer to that is both yes and no. Yes, we are entering a recession based upon global demand, especially in demand from the Pacific Rim and Latin America. Those companies with substantial operations in those areas have already seen their profits hurt. Yes, earnings will be severely crimped if you are a commodity supplier or if you are in the business of producing capital goods, most of which went into Pacific Rim markets over the last few years. The answer is also no. Profits are unlikely to be reduced, if you are primarily marketing to domestic consumer demand in the U.S. This is especially true if you are in the services business or not subject to direct foreign product competition.

Will U.S. consumer demand continue to hold up? We believe that there are offsetting factors influencing the U.S. consumer. The stock market decline in the third quarter was clearly negative to confidence. Offsetting that, lower interest rates have produced increased refinancings of home mortgages, boosting consumer income and demand. We think the negative wealth effect of the lower stock market will be offset by the positive impact of refinancings. We believe that there will be a slowdown in the GDP, but this will not lead the U.S. into a recession.

We do not believe that we are in a bear market unless the U.S. sinks into total recession, which we do not foresee at this time. Our investment policy will continue to emphasize domestic industries such as; banks, insurance, REITs, gas utilities, consumer services, consumer non-durables, and healthcare. We shall continue to de-emphasize companies with large foreign exposure, commodity companies, capital goods companies, and those companies whose domestic businesses are subject to foreign competition in the U.S. There has been a two tier market within the S&P 500 since June of 1998; this is starting to correct. We believe that value stocks are a healthy place to be in this market. Many value stocks are selling at 30-40% discounts from their high prices for 1998.

                                       Sincerely yours,


                                       /s/ James W. Stratton
                                       James W. Stratton
                                       Chairman
November 3, 1998

STRATTON GROWTH FUND
--------------------------------------------------------------------------------

With the recognition that the recession in Japan and the Pacific Rim countries would spread to other parts of the world and affect the U.S. economy, we began a process of eliminating commodity producing stocks from our portfolio in the third quarter. We sold six of our holdings and five fell into the category of sensitive to foreign earnings declines. Those five stocks were Cooper Industries, DuPont, Glatfelter, Springs Industries, and Thomas & Betts. In all of those cases they were likely to be affected by commodity price deflation coming from Asia. The other sale that we made was J.C. Penney and that resulted from disappointment with management's inability to develop the proper profit margins in the domestic retailing business. We swapped our position in Penney into The Limited, which seemed to be doing much better in achieving profitable growth in retailing.

On the purchase side, we focused on domestic brand names such as Anheuser-Busch, Eastman Kodak, and Quaker State Corp. We also purchased two niche companies; Diebold, after the price of the stock had declined by almost 50% and Pall Corp., a manufacturer of filtration systems with a strong emphasis on healthcare markets. Diebold is a leading manufacturer of automatic teller machines throughout the world.

At the present time, banking and financial continues to be our largest single industry with 23.3% of net assets, followed by insurance with 17.5%, business services 10.7%, and consumer durables 8.1%. We believe the portfolio has been positioned to reflect the economic slowdown coming from Asia that we anticipate.

Our expense ratio continues to be reduced with the first nine months showing an improvement to 1.07%.

Total net assets were $56,854,444. Net asset value per share ended the quarter at $31.46.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Growth Fund with all dividend income and capital gains distributions reinvested.

                          [LINE GRAPH APPEARS HERE]


           Average Annual Total Return for the period ended 9/30/98
             1 year..................................... +  2.67%
             5 year..................................... + 16.84
            10 year..................................... + 13.66
            15 year..................................... + 12.15
            20 year..................................... + 13.18
            25 year..................................... + 13.18


                          Value of Shares
                          Acquired Through     Value of Shares
                          Reinvestment         Acquired Through     Total Value
                          of Capital Gains     Reinvestment of      of Original
   Year                   Distributions        Income Dividends     Shares
----------------------    ----------------     ----------------     ------------
9/30/1972                 $   10,000           $       45           $       -
1973-1974                      7,630                   43                   -
1975-1976                     11,280                  458                   -
1977-1978                     14,155                1,217                   -
1979-1980                     14,597                2,147                   -
1981-1982                     17,299                3,703                   -
1983-1884                     24,755                6,347                   -
1985-1986                     38,310               10,805               3,857
1987-1988                     30,774               11,062              10,945
1989-1990                     31,059               14,859              22,901
1991-1992                     32,464               21,871              27,527
1993-1994                     32,622               26,652              35,156
1995-1996                     42,938               41,919              60,327
05/31/1996-12/31/1996*        42,654               44,981              66,844
12/31/1997                    98,447               58,992              52,749
09/30/1998                    96,079               57,103              49,700

Past performance is not predictive of future performance.

* Prior to 12/31/96, SGF had a fiscal year-end of 5/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Growth Fund

                                        SEPTEMBER 30, 1998     June 30, 1998
--------------------------------------------------------------------------------
Total Net Assets                           $56,854,444          $65,887,783
--------------------------------------------------------------------------------
Net Asset Value Per Share                       $31.46               $36.14
--------------------------------------------------------------------------------
Shares Outstanding                           1,807,134            1,823,272
--------------------------------------------------------------------------------
Number of Shareholders                           1,402                1,382
--------------------------------------------------------------------------------
Average Size Account                           $40,552              $47,676
--------------------------------------------------------------------------------

PORTFOLIO CHANGES FOR THE QUARTER ENDED SEPTEMBER 30, 1998 (UNAUDITED)
================================================================================

MAJOR PURCHASES                           MAJOR SALES
--------------------------------------------------------------------------------
Anheuser-Busch Companies, Inc. (1)        Cooper Industries, Inc. (2)
Baxter International, Inc.                Du Pont (E.I.) de Nemours & Co. (2)
Diebold, Inc. (1)                         Glatfelter (P.H.) Co. (2)
Eastman Kodak Co. (1)                     Kimberly-Clark Corp.
Ford Motor Co. (1)                        Lincoln National Corp.
Gallagher (Arthur J.) & Co.               Ohio Casualty Corp.
The Limited, Inc. (1)                     Penney (J.C.) Co., Inc. (2)
Pall Corp. (1)                            Pitney Bowes, Inc.
Quaker State Corp. (1)                    Springs Industries, Inc. Class A (2)
SAFECO Corp.                              Thomas & Betts Corp. (2)
(1) New Holdings                          (2) Eliminations

TEN LARGEST HOLDINGS SEPTEMBER 30, 1998 (UNAUDITED)
================================================================================

                                                Market Value    Percent of TNA
--------------------------------------------------------------------------------
First Union Corp.                               $ 3,368,752           5.9%
--------------------------------------------------------------------------------
American General Corp.                            3,193,750           5.6
--------------------------------------------------------------------------------
Pitney Bowes, Inc.                                2,728,125           4.8
--------------------------------------------------------------------------------
Commerce Bancorp, Inc. (NJ)                       2,648,195           4.7
--------------------------------------------------------------------------------
Chrysler Corp.                                    2,393,750           4.2
--------------------------------------------------------------------------------
PNC Bank Corp.                                    2,250,000           4.0
--------------------------------------------------------------------------------
Anheuser-Busch Companies, Inc.                    2,160,000           3.8
--------------------------------------------------------------------------------
Mobil Corp.                                       1,822,500           3.2
--------------------------------------------------------------------------------
Baxter International, Inc.                        1,785,000           3.1
--------------------------------------------------------------------------------
American Express Co.                              1,707,750           3.0
--------------------------------------------------------------------------------
                                                $24,057,822          42.3%
--------------------------------------------------------------------------------

STRATTON MONTHLY DIVIDEND REIT SHARES
--------------------------------------------------------------------------------

Despite the turmoil in world financial markets, we maintained a relatively steady hand on the portfolio. Our turnover ratio for the nine months is only 9.67%. During the quarter, we eliminated two stocks which were at the lower end of the yield spectrum; Bradley Real Estate, and Kimco Realty Corp. We did retain the convertible preferred stocks of both of these companies. The common and convertible preferreds were received in mergers from two companies that we previously held in our portfolio. We elected to hold the convertible preferreds because of their much higher income production. The only other stock that was eliminated was Tower Realty Trust and this was because of concern about poor management performance.

We added only one new name to the portfolio during the quarter and that was Meditrust. This is a controversial REIT that formally was extremely well regarded as an operator of nursing homes and life care communities. Management became aggressive and enlarged the scope of Meditrust to include hotels and resort communities. The market did not react well to that and the stock fell more than 50%. We viewed this to be an outstanding opportunity to buy a very large REIT with underlying good properties at a depressed price yielding over 15%. The Bass family of Texas has entered this picture and the stock has had substantial insider buying in the last three months.

Despite the poor relative stock market performance of the REIT industry in the first nine months of 1998, the fundamentals remain positive for the entire industry. The average current dividend yield on the stocks in the portfolio is 9.25% with a dividend payout ratio of just under 77% of Funds From Operations
(FFO). We expect FFO growth in 1999 to be about 8% with dividend growth to shareholders in the 5-6% range. Our portfolio is selling at an average of 8.0x expected FFO for 1999. This is in contrast to a price-earnings ratio of over 20 for the Standard & Poor's 500 Index.

Total net assets were $87,532,436. Net asset value per share ended the quarter at $26.23.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Monthly Dividend REIT Shares with all dividend income and capital gains distributions reinvested.


                          [LINE GRAPH APPEARS HERE]


           Average Annual Total Return for the period ended 9/30/98
             1 year..................................... -  6.75%
             5 year..................................... +  3.46
            10 year..................................... +  8.62
            15 year..................................... +  9.78


                          Value of Shares
                          Acquired Through     Value of Shares
                          Reinvestment         Acquired Through     Total Value
                          of Capital Gains     Reinvestment of      of Original
        Year              Distributions        Income Dividends     Shares
----------------------    ----------------     ----------------     ------------
05/31/1980                $         -          $      583           $  9,113
1981                                -                 583              9,113
1982                                -               1,641              9,354
1983                                -               3,107             10,808
1984                                -               4,379             10,667
1985                                -               6,627             11,795
1986                                -              10,328             14,604
1987                              503              13,744             16,320
1988                            1,043              13,041             13,181
1989                            1,015              15,044             12,824
1990                            1,018              17,513             12,861
1991                              956              19,388             12,084
1992                            1,156              26,570             14,609
1993                            1,242              31,818             15,701
1994                            1,192              33,590             15,060
1995                            1,032              32,499             13,039
1996                            1,138              39,890             14,383
01/31/96-12/31/96*              1,139              43,821             14,399
12/31/1997                      1,257              52,959             15,879
09/30/1998                      1,089              49,057             13,769

Past performance is not predictive of future performance.

*Prior to 12/31/96, SMDS had a fiscal year-end of 1/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

                                         SEPTEMBER 30, 1998     June 30, 1998
--------------------------------------------------------------------------------
Total Net Assets                            $87,532,436           $91,770,344
--------------------------------------------------------------------------------
Net Asset Value Per Share                        $26.23                $28.65
--------------------------------------------------------------------------------
Shares Outstanding                            3,336,760             3,203,338
--------------------------------------------------------------------------------
Number of Shareholders                            4,420                 4,619
--------------------------------------------------------------------------------
Average Size Account                            $19,804               $19,868
--------------------------------------------------------------------------------

PORTFOLIO CHANGES FOR THE QUARTER ENDED SEPTEMBER 30, 1998 (UNAUDITED)
================================================================================

MAJOR PURCHASES                             MAJOR SALES
--------------------------------------------------------------------------------
American Health Properties, Inc.            Bradley Real Estate, Inc. (2)
Associated Estates Realty Corp.             Colonial Properties Trust
Boykin Lodging Co.                          Developers Diversified Realty Corp.
First Industrial Realty Trust, Inc.         Health Care REIT, Inc.
Kimco Realty Corp. Depositary Shares Class
 D                                          Kimco Realty Corp. (2)
LTC Properties, Inc.                        Liberty Property Trust
Meditrust Corp. (1)                         Tower Realty Trust, Inc. (2)
Pacific Gulf Properties, Inc.
Storage Trust Realty

(1) New Holdings                            (2) Eliminations

TEN LARGEST HOLDINGS SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                 Market Value    Percent of TNA
--------------------------------------------------------------------------------
Colonial Properties Trust                        $ 3,875,981           4.4%
--------------------------------------------------------------------------------
Liberty Property Trust                             3,748,088           4.3
--------------------------------------------------------------------------------
Health Care REIT, Inc.                             3,727,500           4.3
--------------------------------------------------------------------------------
Bradley Real Estate, Inc. Preferred Class A        3,310,335           3.8
--------------------------------------------------------------------------------
American Health Properties, Inc.                   3,172,500           3.6
--------------------------------------------------------------------------------
Mid-Atlantic Realty Trust                          3,105,000           3.5
--------------------------------------------------------------------------------
Glimcher Realty Trust                              2,825,625           3.2
--------------------------------------------------------------------------------
Gables Residential Trust                           2,681,250           3.1
--------------------------------------------------------------------------------
New Plan Excel Realty Trust, Inc.                  2,517,750           2.9
--------------------------------------------------------------------------------
EastGroup Properties, SBI                          2,359,375           2.7
--------------------------------------------------------------------------------
                                                 $31,323,404          35.8%
--------------------------------------------------------------------------------

Because of the Fund's large concentration in REITs, some portion of the monthly dividend to shareholders will be re-classified as a return of capital at year-end. 1099-DIV forms will be mailed by January 31, 1999 specifying the amount of taxable income.

STRATTON SMALL-CAP YIELD FUND
--------------------------------------------------------------------------------

Your Fund slightly outperformed the Russell 2000 for the quarter ended 9/30/98, -18.9% versus -20.1%. We outperformed significantly during the August correction but we did not keep up with the September technology-led rebound that continued through October. For the trailing twelve months, your Fund is down -15.5% versus -19.0% for the Russell 2000.

At the end of the quarter, the portfolio was 94% invested with the remaining cash reserves held in short-term commercial paper. Industrial and Banking remain our largest sectors at 20% and 18% respectively. Business services are 13% while 8% of the portfolio is in dividend-paying technology stocks. Currently, the average market capitalization of the stocks in the portfolio is approximately $430 million. The current number of holdings is 65.

During the quarter, we actively reduced the cyclical exposure of the portfolio. We sold Carpenter Technology Corp. which produces steel, and Defiance, Inc. and Excel Industries, Inc. which both make O.E.M. autoparts. Additionally, we eliminated three of the portfolio's bank positions due to takeovers that had been announced previously. We deployed the proceeds from these sales into undervalued companies, all of which have a domestic focus.

We remain somewhat cautious on the outlook for the economy and the stock market. If the market leadership broadens we expect improved performance from small-cap value stocks. If on the other hand, the overall market weakens our defensive, dividend-based investment style should produce strong, relative performance.

The Fund's Directors declared the regular third fiscal quarter dividend at the rate of $0.03 per share, payable on September 24 to stockholders of record as of September 16, 1998. We do not anticipate having to pay a capital gains distribution in December as we have offset gains taken earlier in the year during the recent market turmoil.

Total net assets at quarter-end are $42,918,438. Net asset value per share was $18.48.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Yield Fund with all dividend income and capital gains distributions reinvested.


                          [LINE GRAPH APPEARS HERE]


           Average Annual Total Return for the period ended 9/30/98
             1 year..................................... - 15.47%
             3 year..................................... + 12.82
             5 year..................................... + 10.74


                          Value of Shares
                          Acquired Through     Value of Shares
                          Reinvestment         Acquired Through     Total Value
                          of Capital Gains     Reinvestment of      of Original
       Year               Distributions        Income Dividends     Shares
----------------------    ----------------     ----------------     ------------
04/12/93                  $         -          $         -          $  10,000
04/1993                             -                    -             10,000
03/31/1994                          -                  158             10,376
03/31/1995                          -                  402             10,352
03/31/1996                          -                  789             12,780
03/31/96-12/31/96*                813                1,067             13,432
12/31/1997                      2,190                1,633             17,976
09/30/1998                      1,833                1,457             14,784


Past performance is not predictive of future performance.

* Prior to 12/31/96, SSCY had a fiscal year-end of 3/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Small-Cap Yield Fund

                                          SEPTEMBER 30, 1998    June 30, 1998
--------------------------------------------------------------------------------
Total Net Assets                             $42,918,438         $55,293,239
--------------------------------------------------------------------------------
Net Asset Value Per Share                         $18.48              $22.83
--------------------------------------------------------------------------------
Shares Outstanding                             2,322,749           2,422,063
--------------------------------------------------------------------------------
Number of Shareholders                             1,941               2,011
--------------------------------------------------------------------------------
Average Size Account                             $22,112             $27,495
--------------------------------------------------------------------------------

PORTFOLIO CHANGES FOR THE QUARTER ENDED SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

MAJOR PURCHASES                                     MAJOR SALES
--------------------------------------------------------------------------------
Alfa Corp. (1)                                      Boston Acoustics, Inc.
Blanch (E.W.) Holdings, Inc. (1)                    Carpenter Technology Corp.
Huffy Corp. (1)                                     CCA Prison Realty Trust
LSI Industries, Inc.                                Defiance, Inc. (2)
Morrison Health Care, Inc.                          Excel Industries, Inc.
Quixote Corp. (1)                                   Helix Technology Corp. (2)
Resource Bancshares Mortgage Group, Inc. (1)        Hunt Corp.
Rollins Truck Leasing Corp.                         SIS Bancorp, Inc. (2)
Schawk, Inc.                                        Sovereign Bancorp, Inc. (2)
Southwest Securities Group, Inc. (1)                Star Banc Corp. (2)
(1) New Holdings                                    (2) Eliminations

TEN LARGEST HOLDINGS SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                 MARKET VALUE     PERCENT OF TNA
--------------------------------------------------------------------------------
Boston Acoustics, Inc.                           $ 1,567,500            3.7%
--------------------------------------------------------------------------------
American Heritage Life Investment Corp.            1,414,375            3.3
--------------------------------------------------------------------------------
Eaton Vance Corp.                                  1,383,750            3.2
--------------------------------------------------------------------------------
Commercial Intertech Corp.                         1,290,625            3.0
--------------------------------------------------------------------------------
Wackenhut Corp. Class B                            1,132,500            2.6
--------------------------------------------------------------------------------
Riviana Foods, Inc. (DE)                           1,093,125            2.6
--------------------------------------------------------------------------------
Primex Technologies, Inc.                          1,067,600            2.5
--------------------------------------------------------------------------------
Greenbrier Companies, Inc.                         1,035,687            2.4
--------------------------------------------------------------------------------
Florida Rock Industries, Inc.                        990,000            2.3
--------------------------------------------------------------------------------
LSI Industries, Inc.                                 990,000            2.3
--------------------------------------------------------------------------------
                                                 $11,965,162           27.9%
--------------------------------------------------------------------------------

STRATTON SPECIAL VALUE FUND
--------------------------------------------------------------------------------
Following a strong first half performance, the Stratton Special Value Fund experienced a -21.5% total return in the third quarter, bringing the year-to-date performance to -9.9%. By way of comparison, the Russell 2000 index posted quarterly and year-to-date returns of -20.5% and -16.2%, respectively. As mentioned previously, the third quarter of 1998 was an extremely difficult period for investors in the financial markets. We witnessed a shift from the benefits of excessive liquidity, to the dangers of excessive leverage in the form of the near collapse of a $100 billion hedge fund. The largest "nifty one-hundred" blue chip stocks finally joined the ongoing rout of the broader market. The stock market correction is providing attractive investment opportunities, with many smaller issues selling 50% or more below their yearly highs.

The Fund focuses on under-researched, less well-known companies, which the Investment Advisor considers to be selling at below average valuations of estimated future earnings and cash flow. The average market capitalization of the investments is $307 million and many of the holdings are micro-cap issues, which tend to be under-researched by Wall Street analysts. As these companies grow and become more visible, they should realize more generous stock market valuations. The portfolio appears very undervalued with a price/earnings ratio of 10.3 times next years estimated earnings, versus a ratio of more than 24 for the S&P 500 Index. Moreover, the average return on equity in the portfolio nearly equals the market index at 20%.

At the end of September, the portfolio was 96.6% invested in 60 companies with the largest concentrations in the Insurance (13.4%), Construction (12.4%), Consumer Durables (10.8%) and Capital Goods Technology (10.2%) areas. We believe that these industries should benefit from the current low inflation/low interest rate environment.

The Fund did not engage in any short sales or options transactions during the first nine months of the year. Total net assets were $5,838,537 and the net asset value per share stood at $13.52.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Special Value Fund

                                   SEPTEMBER 30, 1998          June 30, 1998
--------------------------------------------------------------------------------
Total Net Assets                       $5,838,537               $7,220,520
--------------------------------------------------------------------------------
Net Asset Value Per Share                  $13.52                   $17.22
--------------------------------------------------------------------------------
Shares Outstanding                        431,930                  419,363
--------------------------------------------------------------------------------
Number of Shareholders                         56                       50
--------------------------------------------------------------------------------
Average Size Account                     $104,260                 $144,410
--------------------------------------------------------------------------------

PORTFOLIO CHANGES FOR THE QUARTER ENDED SEPTEMBER 30, 1998 (UNAUDITED)
================================================================================

MAJOR PURCHASES                         MAJOR SALES
--------------------------------------------------------------------------------
Anchor Gaming (1)                       Ameron International Corp. (2)
Bel Fuse, Inc. Class A                  Bell Industries, Inc. (2)
Cracker Barrel Old Country Store, Inc.  Boston Acoustics, Inc. (2)
Dawson Geophysical Co. (1)              Bush Industries, Inc. (2)
SIFCO Industries, Inc.                  Giant Cement Holding, Inc. (2)
Stanley Furniture Co., Inc. (1)         LandAmerica Financial Group, Inc.
Texas Industries, Inc.                  Richey Electronics, Inc. (2)
Trenwick Group, Inc.                    SEACOR SMIT, Inc. (2)
Unico American Corp.                    Sturm, Ruger & Co., Inc. (2)
Woodhead Industries, Inc. (1)           Trimble Navigation, Ltd. (2)
(1) New Holdings                        (2) Eliminations

TEN LARGEST HOLDINGS SEPTEMBER 30, 1998 (UNAUDITED)
================================================================================

                                                   MARKET VALUE   PERCENT OF TNA
--------------------------------------------------------------------------------
Velcro Industries, N.V.                             $  167,300          2.9%
--------------------------------------------------------------------------------
Cracker Barrel Old Country Store, Inc.                 166,075          2.8
--------------------------------------------------------------------------------
Unico American Corp.                                   161,156          2.8
--------------------------------------------------------------------------------
Koss Corp.                                             160,312          2.7
--------------------------------------------------------------------------------
Donegal Group, Inc.                                    154,528          2.6
--------------------------------------------------------------------------------
Valassis Communications, Inc.                          152,000          2.6
--------------------------------------------------------------------------------
SIFCO Industries, Inc.                                 150,000          2.6
--------------------------------------------------------------------------------
WD-40 Co.                                              143,625          2.5
--------------------------------------------------------------------------------
Duckwall-ALCO Stores, Inc.                             140,250          2.4
--------------------------------------------------------------------------------
NCI Building Systems, Inc.                             138,687          2.4
--------------------------------------------------------------------------------
                                                    $1,533,933         26.3%
--------------------------------------------------------------------------------

STRATTON GROWTH FUND
--------------------------------------------------------------------------------
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The primary objective of SGF is to seek possible growth of capital for its shareholders' investments with current income from interest and dividends as a secondary objective. The Fund's investments will normally consist of common stock and securities convertible into common stock.

WHAT IS THE INVESTMENT PHILOSOPHY USED IN MANAGING THE FUND?

Our in-house research of historical data shows that investing in high yielding common stocks has produced above-average returns while lowering risk and preserving capital. For Stratton Management Co., the common stock yield is the primary screen in sorting out the equity stocks that are available. We then look at additional yield characteristics such as dividend growth rates and dividend coverage. Finally, we conduct fundamental analysis of important characteristics such as the earnings and cash flow outlook, management strengths, and industry competitive position.

WHY ARE DIVIDEND PAYING COMPANIES SO IMPORTANT TO THE FUND'S PORTFOLIO?

Stocks of companies that pay above average dividends tend to be less volatile than companies that do not distribute dividends to shareholders. Though stock prices do vary over time, dividend payouts tend to be very consistent. We find that companies which consistently strive to increase their dividends tend to offer the potential of above average returns. Steady, stable growth of principal and dividend income is what SGF hopes to achieve.

WHAT ARE THE PRIMARY INVESTMENT CHARACTERISTICS OF THE PORTFOLIO?

 . Average gross portfolio yield target should exceed the S&P 500 by more than 50%.

 .  Approximately 35 companies are held.

 . By combining high dividend yield and underlying low price volatility (Beta), SGF should have the potential to produce good relative performance in up markets and superior relative performance in down markets.

STRATTON MONTHLY DIVIDEND REIT SHARES
--------------------------------------------------------------------------------
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The primary objective of SMDS is to seek a high rate of return from dividend and interest income on its investments in common stock and securities convertible into common stock. In order to achieve these goals, the Fund invests substantially all of its assets in high income-producing U.S. equity securities.

WHAT IS THE INVESTMENT PHILOSOPHY USED IN MANAGING THE FUND?

The Fund is managed to provide a high level of monthly income to its shareholders and, therefore, looks for companies that have strong dividend payouts. Currently, 80% or more of the Fund is invested in high dividend paying REIT's. There are several types of real estate properties that are owned by REIT's, including multifamily apartment complexes, health care facilities, shopping centers, regional malls, office centers, hotels, and industrial buildings. The portfolio is diversified across several sectors within the REIT industry.

WHY ARE DIVIDEND PAYING COMPANIES SO IMPORTANT TO THE FUND'S PORTFOLIO?

Current income is paramount for the SMDS portfolio. The Fund needs higher yielding securities to maintain its own attractive dividend payout. REITs satisfy this income requirement, while also offering the potential for dividend growth and capital appreciation. REITs must distribute 95% of their net investment income, so, as the earnings of these companies grow, increases in dividends should follow.

WHAT ARE THE PRIMARY INVESTMENT CHARACTERISTICS OF THE PORTFOLIO?

 . The portfolio is comprised of high dividend paying securities.

 . Approximately 40 companies are held.

 . SMDS is managed to provide a high level of current monthly income, and to offer the potential for long-term capital appreciation.

STRATTON SMALL-CAP YIELD FUND
--------------------------------------------------------------------------------
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The primary objective of SSCY is to achieve both dividend income and capital appreciation. In order to achieve these goals, the Fund invests in equity securities, primarily common stock, and securities convertible into common stock, of companies with total market capitalizations at the time of investment of less than $1 billion and which are outside the S&P 500 Index. We attempt to purchase companies whose recent and future earnings power give them the potential for higher valuations and continued dividend growth.

WHAT IS THE INVESTMENT PHILOSOPHY USED IN MANAGING THE FUND?

This all equity mutual fund invests in the common stocks of small but established dividend paying companies. The initial screen for stock selection requires that a stock yields greater than the Small Cap average as measured by the Russell 2000 Index. We then employ a three step process which focuses on a stock's fundamental valuation, earnings prospects, and, as a confirming factor, relative price strength. We feel that companies that exhibit consistent earnings and that regularly increase their dividends have superior appreciation potential with reasonable levels of risk.

WHY ARE DIVIDEND PAYING COMPANIES SO IMPORTANT TO THE FUND'S PORTFOLIO?

Our research has shown that dividends tend to dampen stock price volatility. Small-cap companies that pay dividends tend to have strong financial characteristics since the quarterly dividend payout requires managements to exhibit a high degree of financial discipline. The combination of strong earnings growth and superior earnings stability are crucial elements in meeting SSCY'S investment objectives.

WHAT ARE THE PRIMARY INVESTMENT CHARACTERISTICS OF THE PORTFOLIO?

 . Average gross portfolio yield target should exceed the S&P 500 and be approximately twice the yield of the average small-cap company.

 . Approximately 65 companies are held.

 . By combining high dividend yields and underlying low price volatility (Beta), SSCY seeks to produce good relative performance in up markets and superior relative performance in down markets.

STRATTON SPECIAL VALUE FUND
--------------------------------------------------------------------------------
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The primary objective of SSVF is capital appreciation. The Fund invests in equity securities, primarily common stock, and securities convertible into or exchangeable for common stock which represent a value or potential worth which is not fully recognized by prevailing market prices. These stocks are considered by the Investment Advisor to be under-researched as measured by the professional, financial research analysts covering them.

WHAT IS THE INVESTMENT PHILOSOPHY USED IN MANAGING THE FUND?

The investment advisor employs a "value" approach to the Fund's investments, seeking to identify companies that have experienced fundamental change, are intrinsically undervalued or are misunderstood by the investment community. We examine various factors in determining the value characteristics of securities including, but not limited to, ratios of price to cash flow, price to sales, price to book, price to revenue and price to earnings. We will also seek out companies in which there is a large disparity between its market value and our estimate of its earnings power, assets, or private market value.

WHAT TYPES OF COMPANIES WILL BE CONSIDERED FOR PURCHASE?

The Fund seeks to achieve superior total returns by employing multiple strategies which include: investing in micro-cap companies, which tend to be undiscovered and under-researched by Wall Street analysts; investing in under-valued large cap companies; and participating in initial public offerings.

WHAT ARE THE PRIMARY INVESTMENT CHARACTERISTICS OF THE PORTFOLIO?

 . The Fund strives to exploit developing investment opportunities across both the large and small cap sectors of the market.

 . Portfolio turnover may be above-average as the fund manager will attempt to respond rapidly to changing market conditions.

 . SSVF has an aggressive investment policy and as a result, is designed as one part of a complete investment program.

SCHEDULE OF INVESTMENTS September 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Stratton Growth Fund

                                                                      MARKET
                                                          NUMBER OF    VALUE
                                                           SHARES    (NOTE 1)
                                                          --------- -----------
COMMON STOCKS - 89.5%
BANKING/FINANCIAL - 23.3%
Bank One Corp............................................  28,160   $ 1,200,320
Comerica, Inc............................................  22,500     1,233,281
Commerce Bancorp, Inc. (NJ)..............................  66,937     2,648,195
Compass Bancshares, Inc..................................  20,000       660,000
First Union Corp.........................................  65,812     3,368,752
PNC Bank Corp............................................  50,000     2,250,000
Summit Bancorp, Inc......................................  30,000     1,125,000
Union Planters Corp......................................  15,000       753,750
                                                                    -----------
                                                                     13,239,298
                                                                    -----------
BUSINESS SERVICES - 10.7%
American Express Co......................................  22,000     1,707,750
Diebold, Inc.............................................  20,000       440,000
Gallagher (Arthur J.) & Co...............................  30,000     1,237,500
Pitney Bowes, Inc........................................  50,000     2,728,125
                                                                    -----------
                                                                      6,113,375
                                                                    -----------
CAPITAL GOODS/TECHNOLOGY - 2.2%
Harris Corp..............................................  40,000     1,280,000
                                                                    -----------
CHEMICAL - 2.5%
Olin Corp................................................  50,000     1,434,375
                                                                    -----------
CONSUMER DURABLES - 8.1%
Chrysler Corp............................................  50,000     2,393,750
Eastman Kodak Co.........................................  10,000       773,125
Ford Motor Co............................................  15,000       704,063
Rubbermaid, Inc..........................................  30,000       718,125
                                                                    -----------
                                                                      4,589,063
                                                                    -----------
CONSUMER NON-DURABLES - 5.8%
Anheuser-Busch Companies, Inc............................  40,000     2,160,000
Kimberly-Clark Corp......................................  28,000     1,134,000
                                                                    -----------
                                                                      3,294,000
                                                                    -----------
ENERGY - 4.1%
Mobil Corp...............................................  24,000     1,822,500
Quaker State Corp........................................  36,000       524,250
                                                                    -----------
                                                                      2,346,750
                                                                    -----------
HEALTH CARE - 6.9%
American Home Products Corp..............................  26,000     1,361,750
Baxter International, Inc................................  30,000     1,785,000
Shared Medical Systems Corp..............................  15,000       797,813
                                                                    -----------
                                                                      3,944,563
                                                                    -----------

                                                                      MARKET
                                                         NUMBER OF     VALUE
                                                           SHARES    (NOTE 1)
                                                         ---------- -----------
INDUSTRIAL - 5.1%
Carpenter Technology Corp...............................     46,000 $ 1,681,875
Fleetwood Enterprises, Inc..............................     40,000   1,207,500
                                                                    -----------
                                                                      2,889,375
                                                                    -----------
INSURANCE/SERVICES - 17.5%
American General Corp...................................     50,000   3,193,750
Aon Corp................................................     22,500   1,451,250
HSB Group, Inc..........................................     22,500     908,437
Jefferson-Pilot Corp....................................     12,500     756,250
Lincoln National Corp...................................     10,000     822,500
Ohio Casualty Corp......................................     10,000     387,500
SAFECO Corp.............................................     35,000   1,459,062
Unitrin, Inc............................................     15,000     962,812
                                                                    -----------
                                                                      9,941,561
                                                                    -----------
RETAILING - 1.2%
The Limited, Inc........................................     30,000     658,125
                                                                    -----------
TECHNOLOGY - 0.9%
Pall Corp...............................................     22,000     488,125
                                                                    -----------
UTILITIES/GAS - 1.2%
El Paso Energy Corp.....................................     20,000     648,750
                                                                    -----------
Total Common Stocks
 (cost $32,596,860).....................................             50,867,360
                                                                    -----------
                                                         PRINCIPAL
                                                           AMOUNT
                                                         ----------
SHORT-TERM NOTES - 7.0%
General Motors Acceptance Corp.
 5.56% due 10/01/98..................................... $2,200,000   2,200,000
General Electric Capital Corp.
 5.20% due 10/06/98.....................................  1,775,000   1,775,000
                                                                    -----------
Total Short-Term Notes
 (cost $3,975,000)......................................              3,975,000
                                                                    -----------
TOTAL INVESTMENTS - 96.5%
 (cost $36,571,860*)....................................             54,842,360
CASH AND OTHER ASSETS
 LESS LIABILITIES - 3.5%................................              2,012,084
                                                                    -----------
NET ASSETS - 100.00%....................................            $56,854,444
                                                                    ===========

--------
* Aggregate cost for federal income tax purposes is $36,571,860; and net unrealized appreciation is as follows:

Gross unrealized appreciation...................................... $19,112,537
Gross unrealized depreciation......................................    (842,037)
                                                                    -----------
 Net unrealized appreciation....................................... $18,270,500
                                                                    ===========

               See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS September 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

                                                                      MARKET
                                                          NUMBER OF    VALUE
                                                           SHARES    (NOTE 1)
                                                          --------- -----------
COMMON STOCKS - 86.9%
APARTMENTS - 17.3%
Associated Estates Realty Corp...........................   80,000  $ 1,460,000
Berkshire Realty Co., Inc................................  150,000    1,565,625
Cornerstone Realty Income Trust, Inc.....................  130,000    1,446,250
Gables Residential Trust.................................  100,000    2,681,250
Home Properties of New York, Inc.........................   85,000    2,231,250
Mid-America Apartment Communities, Inc. .................   60,000    1,552,500
Town & Country Trust.....................................  153,300    2,347,406
Walden Residential Properties, Inc. .....................   80,000    1,840,000
                                                                    -----------
                                                                     15,124,281
                                                                    -----------
DIVERSIFIED - 11.0%
Colonial Properties Trust................................  136,900    3,875,981
EastGroup Properties, SBI................................  125,000    2,359,375
Meditrust Corp...........................................  100,000    1,706,250
Pacific Gulf Properties, Inc.............................   85,000    1,710,625
                                                                    -----------
                                                                      9,652,231
                                                                    -----------
HEALTH CARE - 12.6%
American Health Properties, Inc..........................  135,000    3,172,500
Health Care REIT, Inc. ..................................  140,000    3,727,500
HRPT Properties Trust....................................   90,000    1,451,250
LTC Properties, Inc......................................   85,000    1,482,188
Universal Health Realty Income Trust.....................   65,000    1,210,625
                                                                    -----------
                                                                     11,044,063
                                                                    -----------
LODGING - 17.3%
Boykin Lodging Co........................................  110,000    1,656,875
Equity Inns, Inc. .......................................  190,000    2,196,875
FelCor Lodging Trust, Inc................................   70,000    1,701,875
Hospitality Properties Trust.............................   60,000    1,785,000
Innkeepers USA Trust.....................................  170,000    2,018,750
Jameson Inns, Inc........................................  160,000    1,560,000
RFS Hotel Investors, Inc. ...............................  125,000    1,500,000
Sunstone Hotel Investors, Inc............................  130,000    1,178,125
Winston Hotels, Inc. ....................................  175,000    1,520,312
                                                                    -----------
                                                                     15,117,812
                                                                    -----------

                                                                       MARKET
                                                           NUMBER OF    VALUE
                                                            SHARES    (NOTE 1)
                                                           --------- -----------
OFFICE/INDUSTRIAL - 9.0%
Commercial Net Lease Realty, Inc. ........................   90,000  $ 1,316,250
First Industrial Realty Trust, Inc........................   60,000    1,530,000
Liberty Property Trust....................................  157,400    3,748,088
TriNet Corporate Realty Trust, Inc........................   40,000    1,305,000
                                                                     -----------
                                                                       7,899,338
                                                                     -----------
OUTLET CENTERS - 3.6%
Mills Corp. ..............................................   48,700    1,132,275
Tanger Factory Outlet Centers, Inc........................   90,000    2,041,875
                                                                     -----------
                                                                       3,174,150
                                                                     -----------
REGIONAL MALLS - 3.3%
Glimcher Realty Trust.....................................  165,000    2,825,625
                                                                     -----------
SHOPPING CENTERS - 11.2%
Developers Diversified Realty Corp........................   60,000    1,095,000
IRT Property Co...........................................  166,000    1,680,750
Mid-Atlantic Realty Trust.................................  230,000    3,105,000
New Plan Excel Realty Trust, Inc..........................  108,000    2,517,750
Western Investment Real Estate Trust......................  110,000    1,409,375
                                                                     -----------
                                                                       9,807,875
                                                                     -----------
STORAGE CENTERS - 1.6%
Storage Trust Realty......................................   60,000    1,410,000
                                                                     -----------
Total Common Stocks
 (cost $77,361,177).......................................            76,055,375
                                                                     -----------
PREFERRED STOCK - 5.7%
Bradley Real Estate, Inc. Conv. Preferred Class A.........  142,380    3,310,335
Kimco Realty Corp.--Depositary Shares Class D.............   59,300    1,478,794
Psychiatric Group Preferred Depositary Shares.............  100,000      206,250
                                                                     -----------
Total Preferred Stocks
 (cost $6,802,927)........................................             4,995,379
                                                                     -----------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

                                                                      MARKET
                                                         PRINCIPAL     VALUE
                                                           AMOUNT    (NOTE 1)
                                                         ---------- -----------
SHORT-TERM NOTES - 6.8%
American Express Credit Corp.
 5.38% due 10/01/98..................................... $1,221,000 $ 1,221,000
General Electric Capital Corp.
 5.33% due 10/02/98.....................................  1,266,000   1,266,000
General Electric Capital Corp.
 5.38% due 10/05/98.....................................  1,232,000   1,232,000
Ford Motor Credit Co.
 5.25% due 10/06/98.....................................  2,200,000   2,200,000
                                                                    -----------
Total Short-Term Notes
 (cost $5,919,000)......................................              5,919,000
                                                                    -----------
TOTAL INVESTMENTS - 99.4%
 (cost $90,083,104*)....................................             86,969,754
CASH AND OTHER ASSETS
 LESS LIABILITIES - 0.6%................................                562,682
                                                                    -----------
NET ASSETS - 100.00%....................................            $87,532,436
                                                                    ===========

--------
* Aggregate cost for federal income tax purposes is $90,083,104; and net unrealized depreciation is as follows:

Gross unrealized appreciation...................................... $ 4,269,192
Gross unrealized depreciation......................................  (7,382,542)
                                                                    -----------
 Net unrealized depreciation....................................... $(3,113,350)
                                                                    ===========

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS September 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Stratton Small-Cap Yield Fund

                                                                      MARKET
                                                          NUMBER OF    VALUE
                                                           SHARES    (NOTE 1)
                                                          --------- -----------
COMMON STOCKS - 93.6%
BANKING/FINANCIAL - 17.9%
American Bank of Connecticut.............................  22,000   $   393,250
Centura Banks, Inc. (NC).................................   8,000       503,000
Colonial BancGroup, Inc..................................  30,000       376,875
Commerce Bancorp, Inc. (NJ)..............................  19,687       778,867
Community Bank Systems, Inc..............................  17,000       485,562
First Essex Bancorp, Inc. ...............................  25,000       415,625
First Financial Holdings, Inc............................  18,000       306,000
JeffBanks, Inc...........................................  26,666       663,317
Medford Bancorp, Inc.....................................  26,000       419,250
Ocean Financial Corp. ...................................  34,000       510,000
Peoples Heritage Financial Group, Inc....................  25,346       454,644
Reliance Bancorp, Inc. ..................................  18,000       508,500
Republic Banking Corp. of Florida........................  30,000       311,250
Resource Bancshares Mortgage Group, Inc..................  30,000       532,500
Southwest Securities Group, Inc..........................  14,200       262,700
Vermont Financial Services Corp. ........................  16,000       344,000
Webster Financial Corp...................................  16,632       405,405
                                                                    -----------
                                                                      7,670,745
                                                                    -----------
BUSINESS SERVICES - 12.8%
Dain Rauscher Corp. .....................................  19,000       598,500
Eaton Vance Corp.........................................  60,000     1,383,750
Primesource Corp.........................................  90,000       742,500
Rollins Truck Leasing Corp...............................  20,000       223,750
Schawk, Inc. ............................................  50,000       746,875
True North Communications, Inc. .........................  30,000       665,625
Wackenhut Corp. Class B..................................  60,000     1,132,500
                                                                    -----------
                                                                      5,493,500
                                                                    -----------
CHEMICAL - 5.5%
LeaRonal, Inc............................................  31,800       540,600
Primex Technologies, Inc.................................  31,400     1,067,600
Quaker Chemical Corp. ...................................  49,600       775,000
                                                                    -----------
                                                                      2,383,200
                                                                    -----------
CONSUMER DURABLES - 3.8%
Huffy Corp...............................................  40,000       565,000
Hunt Corp................................................  13,000       197,438
TB Wood's Corp. .........................................  60,000       875,625
                                                                    -----------
                                                                      1,638,063
                                                                    -----------

                                                                       MARKET
                                                           NUMBER OF    VALUE
                                                            SHARES    (NOTE 1)
                                                           --------- -----------
CONSUMER NON-DURABLES - 8.7%
Guilford Mills, Inc. .....................................  30,000   $   446,250
International Multifoods Corp. ...........................  40,000       657,500
Riviana Foods, Inc. (DE)..................................  55,000     1,093,125
Tasty Baking Co...........................................  55,000       811,250
Velcro Industries, N.V....................................   6,000       717,000
                                                                     -----------
                                                                       3,725,125
                                                                     -----------
HEALTH CARE - 2.8%
Morrison Health Care, Inc.................................  41,000       727,750
Shared Medical Systems Corp...............................   9,000       478,688
                                                                     -----------
                                                                       1,206,438
                                                                     -----------
INDUSTRIAL - 19.7%
A.O. Smith Corp. .........................................  42,000       824,250
Carpenter Technology Corp.................................  12,000       438,750
Commercial Intertech Corp.................................  70,000     1,290,625
Excel Industries, Inc. ...................................  15,000       187,500
Florida Rock Industries, Inc..............................  40,000       990,000
Greenbrier Companies, Inc. ...............................  73,000     1,035,687
Kuhlman Corp..............................................  25,000       810,937
LSI Industries, Inc.......................................  55,000       990,000
Quanex Corp. .............................................  33,000       653,812
Republic Group, Inc. .....................................  45,000       599,063
Roanoke Electric Steel Corp...............................  48,000       624,000
                                                                     -----------
                                                                       8,444,624
                                                                     -----------
INSURANCE/SERVICES - 9.5%
Alfa Corp.................................................  20,000       377,500
American Heritage Life Investment Corp. ..................  62,000     1,414,375
Blanch (E.W.) Holdings, Inc. .............................  13,000       502,937
Donegal Group, Inc. ......................................  46,666       711,657
Mobile America Corp. (FL).................................  70,000       498,750
Selective Insurance Group, Inc............................  30,000       573,750
                                                                     -----------
                                                                       4,078,969
                                                                     -----------
REAL ESTATE - 5.2%
Brandywine Realty Trust...................................  16,000       306,000
CCA Prison Realty Trust...................................   3,500        63,000
Chateau Communities, Inc. ................................   9,378       261,998
EastGroup Properties, SBI.................................  20,000       377,500
Innkeepers USA Trust......................................  35,000       415,625
Pacific Gulf Properties, Inc..............................  10,000       201,250
Parkway Properties, Inc. .................................  20,000       610,000
                                                                     -----------
                                                                       2,235,373
                                                                     -----------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Stratton Small-Cap Yield Fund

                                                                      MARKET
                                                         NUMBER OF     VALUE
                                                           SHARES    (NOTE 1)
                                                         ---------- -----------
TECHNOLOGY - 7.7%
Boston Acoustics, Inc. .................................     60,000 $ 1,567,500
Marc, Inc...............................................     37,500     515,625
Quixote Corp............................................     58,000     725,000
Technitrol, Inc.........................................     25,000     500,000
                                                                    -----------
                                                                      3,308,125
                                                                    -----------
Total Common Stocks
 (cost $36,417,042).....................................             40,184,162
                                                                    -----------

                                                         PRINCIPAL
                                                           AMOUNT
                                                         ----------
SHORT-TERM NOTES - 5.3%
American Express Credit Corp.
 5.50% due 10/02/98..................................... $1,125,000   1,125,000
General Electric Capital Corp.
 5.35% due 10/02/98.....................................  1,125,000   1,125,000
                                                                    -----------
Total Short-Term Notes
 (cost $2,250,000)......................................              2,250,000
                                                                    -----------
TOTAL INVESTMENTS - 98.9%
 (cost $38,667,042*)....................................             42,434,162
CASH AND OTHER ASSETS
 LESS LIABILITIES - 1.1%................................                484,276
                                                                    -----------
NET ASSETS - 100.00%....................................            $42,918,438
                                                                    ===========

--------
* Aggregate cost for federal income tax purposes is $38,667,042; and net unrealized appreciation is as follows:

Gross unrealized appreciation...................................... $ 6,961,303
Gross unrealized depreciation......................................  (3,194,183)
                                                                    -----------
 Net unrealized appreciation....................................... $ 3,767,120
                                                                    ===========

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS September 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Stratton Special Value Fund

                                                                       MARKET
                                                           NUMBER OF   VALUE
                                                            SHARES    (NOTE 1)
                                                           --------- ----------
COMMON STOCKS - 96.6%
AUTOMOTIVE - 5.3%
Featherlite, Inc.*........................................  12,000   $   96,000
Motorcar Parts & Accessories, Inc.*.......................   8,000       93,000
Safety Components International, Inc.*....................   9,000      119,250
                                                                     ----------
                                                                        308,250
                                                                     ----------
BANKING/FINANCIAL - 0.8%
Hanmi Bank................................................   3,225       48,375
                                                                     ----------
BUSINESS SERVICES - 3.5%
Gallagher (Arthur J.) & Co. ..............................   1,200       49,500
Valassis Communications, Inc.*............................   3,800      152,000
                                                                     ----------
                                                                        201,500
                                                                     ----------
CAPITAL GOODS - 1.0%
Chicago Rivet & Machine Co. ..............................   2,300       58,363
                                                                     ----------
CAPITAL GOODS/TECHNOLOGY - 10.2%
Bel Fuse, Inc. Class A*...................................   6,250       96,094
Bel Fuse, Inc. Class B*...................................   3,250       47,125
Hummingbird Communications, Ltd.*.........................   3,600       73,575
Percon, Inc.*.............................................  10,000       63,750
SIFCO Industries, Inc.....................................  12,000      150,000
Specialty Equipment Companies, Inc.*......................   5,200      103,350
Woodhead Industries, Inc. ................................   6,000       63,000
                                                                     ----------
                                                                        596,894
                                                                     ----------
CONSTRUCTION - 12.4%
Crossman Communities, Inc.*...............................   5,800      116,725
Dominion Homes, Inc.*.....................................   4,500       47,250
Drew Industries, Inc.*....................................  10,000      122,500
Engle Homes, Inc..........................................   7,000       99,531
M/I Schottenstein Homes, Inc..............................   6,400      118,400
NCI Building Systems, Inc.*...............................   7,000      138,687
Texas Industries, Inc.....................................   3,200       80,400
                                                                     ----------
                                                                        723,493
                                                                     ----------
CONSUMER DURABLES - 10.8%
American Woodmark Corp. ..................................   3,500       88,812
Ballantyne of Omaha, Inc.*................................   9,000       73,687
Callaway Golf Co..........................................   5,500       59,469
Cannondale Corp.*.........................................   4,000       37,375
Coast Distribution System*................................  20,000       60,000
Decorator Industries, Inc.................................   3,750       28,125
Stanley Furniture Co., Inc................................   6,500      112,937
Velcro Industries, N.V....................................   1,400      167,300
                                                                     ----------
                                                                        627,705
                                                                     ----------

                                                                        MARKET
                                                            NUMBER OF   VALUE
                                                             SHARES    (NOTE 1)
                                                            --------- ----------
CONSUMER NON-DURABLES - 5.2%
Koss Corp.*................................................  15,000   $  160,312
WD-40 Co...................................................   6,000      143,625
                                                                      ----------
                                                                         303,937
                                                                      ----------
ENERGY - 2.3%
Dawson Geophysical Co.*....................................   7,000       81,375
Ultramar Diamond Shamrock Corp. ...........................   2,300       52,325
                                                                      ----------
                                                                         133,700
                                                                      ----------
ENTERTAINMENT - 4.0%
Anchor Gaming*.............................................   1,500       85,875
Churchill Downs, Inc. .....................................   2,000       61,000
Jackpot Enterprises, Inc...................................   9,000       89,438
                                                                      ----------
                                                                         236,313
                                                                      ----------
INDUSTRIAL - 6.3%
Carpenter Technology Corp..................................   1,600       58,500
Cascade Corp...............................................   7,700      102,506
Lufkin Industries, Inc. ...................................   3,500       91,000
Raven Industries, Inc......................................   7,000      117,250
                                                                      ----------
                                                                         369,256
                                                                      ----------
INSURANCE/SERVICES - 13.4%
Acceptance Insurance Companies, Inc.*......................   3,500       72,844
Donegal Group, Inc. .......................................  10,133      154,528
LandAmerica Financial Group, Inc...........................   2,000      102,500
Mobile America Corp. (FL)..................................  13,000       92,625
Motor Club of America......................................   7,000       89,688
Trenwick Group, Inc........................................   3,800      110,675
Unico American Corp........................................  13,500      161,156
                                                                      ----------
                                                                         784,016
                                                                      ----------
METALS - 8.1%
Lindberg Corp. ............................................   7,000       88,375
Northwest Pipe Co.*........................................   5,000       92,500
Penn Engineering & Manufacturing Corp. ....................   4,200       83,212
RMI Titanium Co. ..........................................   6,300      126,788
Special Metals Corp.*......................................   8,000       83,000
                                                                      ----------
                                                                         473,875
                                                                      ----------
REAL ESTATE - 1.4%
Sunstone Hotel Investors, Inc..............................   9,000       81,563
                                                                      ----------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Stratton Special Value Fund

                                                                       MARKET
                                                           NUMBER OF   VALUE
                                                            SHARES    (NOTE 1)
                                                           --------- ----------
RETAILING - 5.7%
Cracker Barrel Old Country Store, Inc.....................    7,300  $  166,075
Duckwall-ALCO Stores, Inc.*...............................   11,000     140,250
Hampshire Group, Ltd.*....................................    1,500      27,563
                                                                     ----------
                                                                        333,888
                                                                     ----------
TECHNOLOGY - 2.4%
Esterline Technologies Corp.*.............................    7,000     137,375
                                                                     ----------
TELECOMMUNICATIONS - 3.8%
Applied Signal Technology, Inc.*..........................    8,500     104,656
Hickory Tech Corp.........................................    5,100      59,925
Vertex Communications Corp.*..............................    3,000      55,125
                                                                     ----------
                                                                        219,706
                                                                     ----------
Total Common Stocks
 (cost $6,715,626)........................................            5,638,209
                                                                     ----------

                                                           PRINCIPAL
                                                            AMOUNT
                                                           ---------
SHORT-TERM NOTES - 3.1%
 (cost $180,000)
General Electric Capital Corp.
 5.35% due 10/05/98....................................... $180,000     180,000
                                                                     ----------
TOTAL INVESTMENTS - 99.7%
 (cost $6,895,626**)......................................            5,818,209
CASH AND OTHER ASSETS
 LESS LIABILITIES - 0.3%..................................               20,328
                                                                     ----------
NET ASSETS - 100.00%......................................           $5,838,537
                                                                     ==========

--------
 * non-income producing
** Aggregate cost for federal income tax purposes is $6,895,626; and net unrealized depreciation is as follows:

Gross unrealized appreciation...................................... $   119,770
Gross unrealized depreciation......................................  (1,197,187)
                                                                    -----------
 Net unrealized depreciation....................................... $(1,077,417)
                                                                    ===========

                See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
September 30, 1998 (unaudited)

                                SGF         SMDS         SSCY         SSVF*
                            ----------- ------------  -----------  -----------
ASSETS:
  Investments in securities
   at value (cost
   $36,571,860,
   $90,083,104, $38,667,042
   and $6,895,626,
   respectively) (Note 1).. $54,842,360 $ 86,969,754  $42,434,162  $ 5,818,209
  Cash.....................     163,037        7,423       96,272       17,979
  Dividends and interest
   receivable..............      84,146      583,646       64,815        2,349
  Receivable for securities
   sold....................   2,425,419          --       559,206          --
  Prepaid expenses.........       2,803          --           --           --
                            ----------- ------------  -----------  -----------
    Total Assets...........  57,517,765   87,560,823   43,154,455    5,838,537
                            ----------- ------------  -----------  -----------
LIABILITIES:
  Accrued expenses and
   other liabilities.......      25,708       28,387       38,167          --
  Payable for investment
   securities purchased....     637,613          --       197,850          --
                            ----------- ------------  -----------  -----------
    Total Liabilities......     663,321       28,387      236,017          --
                            ----------- ------------  -----------  -----------
NET ASSETS:
  Applicable to 1,807,134,
   3,336,760, 2,322,749 and
   431,930 shares
   outstanding,
   respectively/1......./.. $56,854,444 $ 87,532,436  $42,918,438  $ 5,838,537
                            =========== ============  ===========  ===========
  Net asset value, offering
   and redemption price per
   share................... $     31.46 $      26.23  $     18.48  $     13.52
                            =========== ============  ===========  ===========
SOURCE OF NET ASSETS:
  Paid-in capital.......... $34,883,640 $102,441,748  $39,988,519  $ 6,798,747
  Undistributed net
   investment income
   (loss)..................     333,526    1,172,355       12,718      (29,381)
  Accumulated net realized
   gain (loss) on
   investments.............   3,366,778  (12,968,317)    (849,919)     146,588
  Net unrealized
   appreciation
   (depreciation) of
   investments.............  18,270,500   (3,113,350)   3,767,120   (1,077,417)
                            ----------- ------------  -----------  -----------
    Net Assets............. $56,854,444 $ 87,532,436  $42,918,438  $ 5,838,537
                            =========== ============  ===========  ===========

--------
/1/SGF: $.10 par value, 10,000,000 shares authorized; SMDS: $1.00 par value, 10,000,000 shares authorized; SSCY: $.001 par value, 200,000,000 shares authorized; SSVF: $.001 par value, 200,000,000 shares authorized.
* Fund commenced operations on December 31, 1997.

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
Nine Months Ended September 30, 1998 (unaudited)

                               SGF          SMDS         SSCY         SSVF*
                           -----------  ------------  -----------  -----------
INCOME:
  Dividends............... $ 1,052,271  $  6,373,113  $   765,559  $    41,598
  Interest................     235,813       168,978      109,225        7,539
                           -----------  ------------  -----------  -----------
    Total Income..........   1,288,084     6,542,091      874,784       49,137
                           -----------  ------------  -----------  -----------
EXPENSES:
  Accounting/Pricing
   services fees (Note
   2).....................      15,000        20,000       16,240       14,583
  Administration services
   fees (Note 2)..........      22,500        23,000       20,000        6,667
  Advisory fees (Note 2)..     343,337       423,907      399,475       24,752
  Audit fees..............      16,500        14,483       14,000          500
  Custodian fees (Note
   2).....................      19,520        26,597       19,937        8,963
  Directors' fees.........      11,604        16,577        9,221          743
  Insurance fees..........       1,276         1,777        1,070          140
  Legal fees..............       3,450         4,865        1,471          190
  Miscellaneous fees......       3,264         4,775        2,493          192
  Printing and postage
   fees...................      16,298        29,037       13,289        1,402
  Registration fees (Note
   2).....................      26,294        28,640       30,817       19,215
  Shareholder services
   fees (Note 2)..........      25,234       100,963       30,738          846
  Taxes other than income
   taxes..................       3,531         5,000        2,825          325
                           -----------  ------------  -----------  -----------
    Total Expenses........     507,808       699,621      561,576       78,518
                           -----------  ------------  -----------  -----------
      Net Investment
       Income (Loss)......     780,276     5,842,470      313,208      (29,381)
                           -----------  ------------  -----------  -----------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS:
  Net realized gain (loss)
   on investments.........   3,376,807     3,807,241     (833,249)     146,588
  Net decrease in
   unrealized appreciation
   on investments.........  (6,190,988)  (17,456,274)  (8,777,255)  (1,077,417)
                           -----------  ------------  -----------  -----------
  Net loss on
   investments............  (2,814,181)  (13,649,033)  (9,610,504)    (930,829)
                           -----------  ------------  -----------  -----------
    Net decrease in net
     assets resulting from
     operations........... $(2,033,905) $ (7,806,563) $(9,297,296) $  (960,210)
                           ===========  ============  ===========  ===========

--------
* Fund commenced operations on December 31, 1997.

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                    SGF                         SMDS
                         --------------------------  ---------------------------
                         9 MONTHS ENDED YEAR ENDED   9 MONTHS ENDED  YEAR ENDED
                           09/30/98*     12/31/97      09/30/98*      12/31/97
                         -------------- -----------  -------------- ------------
OPERATIONS:
 Net investment income..  $   780,276   $   951,531   $  5,842,470  $  5,390,680
 Net realized gain
  (loss) on
  investments...........    3,376,807     4,397,086      3,807,241      (775,344)
 Net increase (decrease)
  in unrealized
  appreciation of
  investments...........   (6,190,988)   10,314,063    (17,456,274)   11,680,867
                          -----------   -----------   ------------  ------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............   (2,033,905)   15,662,680     (7,806,563)   16,296,203
                          -----------   -----------   ------------  ------------
DISTRIBUTIONS TO SHARE-
 HOLDERS:
 From net investment
  income ($0.27 and
  $0.54 per share,
  respectively, for SGF,
  $1.44 and $1.54,
  respectively, for
  SMDS).................     (482,477)     (924,887)    (4,670,115)   (5,390,680)
 From realized gains on
  investments ($0.59 and
  $2.52, per share,
  respectively, for
  SGF)..................   (1,054,303)   (4,096,574)           --            --
 Return of capital
  ($0.38 per share for
  SMDS).................          --            --             --     (1,315,783)
CAPITAL SHARE TRANSAC-
 TIONS:/2/                    247,646     4,735,008     (1,947,110)  (11,413,251)
                          -----------   -----------   ------------  ------------
 Total increase
  (decrease) in net
  assets................   (3,323,039)   15,376,227    (14,423,788)   (1,823,511)
NET ASSETS:
 Beginning of period....   60,177,483    44,801,256    101,956,224   103,779,735
                          -----------   -----------   ------------  ------------
 End of period
  (including
  undistributed net
  investment income of
  $333,526 and $35,727,
  respectively, for SGF,
  undistributed net
  investment income of
  $1,172,355 and $0,
  respectively, for
  SMDS).................  $56,854,444   $60,177,483   $ 87,532,436  $101,956,224
                          ===========   ===========   ============  ============

                                     SSCY                       SSVF
                          --------------------------  -------------------------
                          9 MONTHS ENDED YEAR ENDED   9 MONTHS ENDED YEAR ENDED
                            09/30/98*     12/31/97      09/30/98*    12/31/97**
                          -------------- -----------  -------------- ----------
OPERATIONS:
 Net investment income
  (loss).................  $   313,208   $   311,167    $  (29,381)   $    --
 Net realized gain (loss)
  on investments.........     (833,249)    1,579,761       146,588         --
 Net increase (decrease)
  in unrealized
  appreciation of
  investments............   (8,777,255)    8,011,586    (1,077,417)        --
                           -----------   -----------    ----------    --------
 Net increase (decrease)
  in net assets resulting
  from operations........   (9,297,296)    9,902,514      (960,210)        --
                           -----------   -----------    ----------    --------
DISTRIBUTIONS TO SHARE-
 HOLDERS:
 From net investment
  income ($0.14 and
  $0.20/3/ per share,
  respectively, for
  SSCY)..................     (324,255)     (287,402)          --          --
 From realized gains on
  investments ($0.04 and
  $1.13/3/ per share,
  respectively, for
  SSCY)..................      (96,899)   (1,798,916)          --          --
CAPITAL SHARE
 TRANSACTIONS:/2/           13,259,940     9,869,676     6,693,747     105,000
                           -----------   -----------    ----------    --------
 Total increase in net
  assets.................    3,541,490    17,685,872     5,733,537     105,000
NET ASSETS:
 Beginning of period.....   39,376,948    21,691,076       105,000         --
                           -----------   -----------    ----------    --------
 End of period (including
  undistributed net
  investment income of
  $12,718 and $23,765,
  respectively, for SSCY,
  net investment loss of
  $29,381 and $0,
  respectively, for
  SSVF)..................  $42,918,438   $39,376,948    $5,838,537    $105,000
                           ===========   ===========    ==========    ========

--------
 * Unaudited
** Fund commenced operations on December 31, 1997.
 /3/Adjusted for a 2-for-1 stock split declared by the Fund to shareholders of record on December 17, 1997.

                See accompanying notes to financial statements.

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

/2/ A summary of capital share transactions follows:

                                                   SGF
                                         --------------------------------------
                                  9 MONTHS ENDED
                                    09/30/98*           YEAR ENDED 12/31/97
                              -----------------------  -----------------------
                               SHARES       VALUE       SHARES       VALUE
                              ---------  ------------  ---------  ------------
Shares issued................   297,369  $ 10,609,458    237,474  $  7,625,883
Shares reinvested from net
 investment income and
 capital gains
 distributions...............    37,892     1,332,668    140,717     4,398,631
                              ---------  ------------  ---------  ------------
                                335,261    11,942,126    378,191    12,024,514
Shares redeemed..............  (330,560)  (11,694,480)  (235,166)   (7,289,506)
                              ---------  ------------  ---------  ------------
  Net increase...............     4,701  $    247,646    143,025  $  4,735,008
                              =========  ============  =========  ============
                                                  SMDS
                                         --------------------------------------
                                  9 MONTHS ENDED
                                    09/30/98*           YEAR ENDED 12/31/97
                              -----------------------  -----------------------
                               SHARES       VALUE       SHARES       VALUE
                              ---------  ------------  ---------  ------------
Shares issued................   340,916  $  8,809,228    346,467  $  9,958,751
Shares reinvested from net
 investment income...........    92,605     2,643,069    134,590     3,765,100
                              ---------  ------------  ---------  ------------
                                433,521    11,452,297    481,057    13,723,851
Shares redeemed..............  (467,702)  (13,399,407)  (893,776)  (25,137,102)
                              ---------  ------------  ---------  ------------
  Net decrease...............   (34,181) $ (1,947,110)  (412,719) $(11,413,251)
                              =========  ============  =========  ============
                                                  SSCY
                                         --------------------------------------
                                  9 MONTHS ENDED
                                    09/30/98*           YEAR ENDED 12/31/97
                              -----------------------  -----------------------
                               SHARES       VALUE       SHARES       VALUE
                              ---------  ------------  ---------  ------------
Shares issued................   991,615  $ 22,650,434    333,827  $ 12,981,282
Shares issued from stock
 split.......................       --            --     864,479           --
Shares reinvested from net
 investment income and
 capital gains
 distributions...............    15,118       334,211     39,255     1,672,816
                              ---------  ------------  ---------  ------------
                              1,006,733    22,984,645  1,237,561    14,654,098
Shares redeemed..............  (436,037)   (9,724,705)  (131,386)   (4,784,422)
                              ---------  ------------  ---------  ------------
  Net increase...............   570,696  $ 13,259,940  1,106,175  $  9,869,676
                              =========  ============  =========  ============
                                                  SSVF
                                         --------------------------------------
                                  9 MONTHS ENDED
                                    09/30/98*          YEAR ENDED 12/31/97**
                              -----------------------  -----------------------
                               SHARES       VALUE       SHARES       VALUE
                              ---------  ------------  ---------  ------------
Shares issued................   427,551  $  6,735,693      7,000  $    105,000
Shares reinvested from net
 investment income and
 capital gains
 distributions...............       --            --         --            --
                              ---------  ------------  ---------  ------------
                                427,551     6,735,693      7,000       105,000
Shares redeemed..............    (2,621)      (41,946)       --            --
                              ---------  ------------  ---------  ------------
  Net increase...............   424,930  $  6,693,747      7,000  $    105,000
                              =========  ============  =========  ============

--------
 * Unaudited
** Fund commenced operations on December 31, 1997.
                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
September 30, 1998 (unaudited)

NOTE 1. -- Significant Accounting Policies
Stratton Mutual Funds (the "Funds") consist of Stratton Growth Fund, Inc. ("SGF"), Stratton Monthly Dividend REIT Shares, Inc. ("SMDS") and The Stratton Funds, Inc. The Stratton Funds, Inc. (the "Company") operates as a series, consisting of Stratton Small-Cap Yield Fund ("SSCY") and Stratton Special Value Fund ("SSVF"), which began operations on December 31, 1997. The Funds and Company are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of SGF is to seek possible growth of capital with current income from interest and dividends as a secondary objective.

The objective of SMDS is to seek a high rate of return from dividend and interest income. Under normal conditions, at least 65% of the Fund's total assets will be in securities of real estate investment trusts.

The objective of SSCY is to achieve both dividend income and capital appreciation through investment in the securities of small-cap companies which have certain risks associated with them. First and foremost is their greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines.

The objective of SSVF is to achieve capital appreciation through investment in securities which represent a value or potential worth which is not fully recognized by prevailing market prices.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

   A. Security Valuation - Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the last sale price, if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their fair value as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

   B. Determination of Gains or Losses on Sales of Securities - Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

   C. Federal Income Taxes - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income

-------------------------------------------------------------------------------
September 30, 1998 (unaudited)

   to their shareholders. Therefore, no federal income tax provision is required. SMDS has a capital loss carryover available to offset future capital gains, if any, of approximately $16,775,000 of which $11,277,000 expires in 2003, $4,331,000 expires in 2004 and $1,167,000 expires in 2005.

   D. Use of Estimates in Financial Statements - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

   E. Other - Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

SMDS has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund's distributions will also be designated as a return of capital.

NOTE 2. - During the nine months ended September 30, 1998, the Funds paid advisory fees to Stratton Management Company, (the "Advisor") as follows: SGF - $343,337; SMDS - $423,907; SSCY - $399,475; SSVF - $24,752. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds' officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, SGF pays to the Advisor a monthly fee of 3/48 of 1% (annually 3/4 of 1%) of the daily net asset value of the Fund for such month. SMDS pays a monthly fee at an annual rate of 5/8 of 1% of the daily net asset value of the Fund for such month. The Advisor has voluntarily agreed to waive $15,000 annually of the compensation due it under the agreement with each of these Funds to offset a portion of the cost of certain administrative responsibilities delegated to First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation.

SSCY pays a monthly fee at an annual rate of 0.75% of the daily net asset value of the Fund for such month, subject to a performance adjustment. The performance adjustment will be calculated at the end of each month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee. The Fund's gross performance is compared with the performance of the Frank Russell 2000 Index, ("Russell 2000"), a widely recognized unmanaged index of common stock prices, over a rolling 24-month performance period. The Russell 2000 is composed of the smallest 2000 stocks in the Frank Russell annual ranking of 3000 common stocks by market capitalization. The Russell 2000 is a widely recognized common stock index of small to medium size companies. Total return performance on the Russell 2000 includes

-------------------------------------------------------------------------------
September 30, 1998 (unaudited)

dividends and is reported monthly on a market capitalization-weighted basis. When the Fund performs better than the Russell 2000, it pays the Advisor an incentive fee; less favorable performance than the Russell 2000 reduces the basic fee. Each 1.00% of the difference in performance between the Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate is +/- 0.50% of average net assets which would be added to or deducted from the advisory fee if the Fund outperformed or under performed the Russell 2000 by 5.00%. The performance fee adjustment for the nine months ended September 30, 1998 caused the advisory fee to increase by $115,138.

SSVF pays a monthly fee at an annual rate of 0.75% of the daily net asset value of the Fund for such month, subject to a performance adjustment. The performance adjustment for SSVF will commence at the end of the month in which the Fund has completed 24 months of operation, if it has net assets of $20 million or more, at such date, or at the end of any succeeding month at which it has net assets of $20 million, but in any event, irrespective of its net assets, at the end of the month in which the Fund has completed 36 months of operation and will be calculated at the end of the commencement month and each succeeding month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee. Pursuant to the performance adjustment, the Fund's gross performance is compared with the performance of the Russell 2000. When the Fund performs better than the Russell 2000, it pays the Investment Advisor an incentive fee; less favorable performance than the Russell 2000 reduces the basic fee. Each 1.00% of the difference in performance between a Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate is +/- 0.50% of average net assets which would be added to or deducted from the advisory fee if a Fund outperformed or underperformed the Russell 2000 by 5.00%. The effect of this performance fee adjustment is that the advisory fee may never be greater than 1.25% or less than 0.25% of the Fund's average daily net assets for the preceding month. Due to the complexities of researching and investing in special value securities, the advisory and incentive fees (if realized) paid by the Fund are higher than those paid by most other investment companies. Additionally, the Fund's incentive fee of plus or minus 0.50% is greater than that of other mutual funds with similar objectives which pay incentive fees.

Certain officers and Directors of the Funds are also officers and directors of the Advisor. None of the Funds' officers receive compensation from the Funds.

Effective February 23, 1998, FPS Services, Inc. ("FPS"), a wholly-owned subsidiary of FinDaTex, Inc., was acquired by Investor Services Group. Certain Directors and officers of the Funds are shareholders of FinDaTex, Inc. Prior to that, FPS received fees for providing shareholder services, for certain administrative services and for accounting/pricing services as follows:

                                                     SGF    SMDS    SSCY   SSVF
                                                    ------ ------- ------ ------
Shareholder Services............................... $7,135 $27,170 $7,639 $  336
Administration.....................................  5,000   5,000  5,000  1,666
Accounting/Pricing.................................  3,333   4,333  3,333  3,333

Pursuant to an agreement between The Bank of New York (the "Custodian"), and Investor Services Group, the Custodian reallows a portion of its custody fees to Investor Services Group for certain services delegated to

-------------------------------------------------------------------------------
September 30, 1998 (unaudited)

Investor Services Group. The amount is not readily determinable. FPS Broker Services, Inc., a wholly-owned subsidiary of FinDaSub (formerly FPS), serves as the Funds' principal underwriter and receives no fees for services in assisting in sales of the Funds' shares but does receive an annual fee of $3,000 for each Fund for its services in connection with the registration of the Funds' shares under state securities laws.

NOTE 3. - Purchases and sales of investment securities, excluding short-term notes, for the nine months ended September 30, 1998 were as follows:

                                       SGF        SMDS       SSCY        SSVF
                                   ----------- ---------- ----------- ----------
Cost of purchases................. $14,762,012 $8,554,958 $23,212,793 $9,970,012
Proceeds of sales.................  15,162,260 17,536,675  10,381,272  3,400,974

NOTE 4. - Stock Split
A two-for-one stock split effected in the form of a dividend was issued to shareholders of record of SSCY as of the close of business on December 17, 1997, payable December 18, 1997.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Growth Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                          9 MONTHS       YEAR    7 MONTHS           YEARS ENDED MAY 31,
                           ENDED        ENDED     ENDED       ----------------------------------
                          09/30/98*    12/31/97  12/31/96      1996     1995     1994     1993
                          --------     --------  --------     -------  -------  -------  -------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........  $ 33.39      $ 27.00   $ 27.18      $ 22.35  $ 20.65  $ 20.89  $ 20.55
                          -------      -------   -------      -------  -------  -------  -------
  INCOME FROM INVESTMENT
   OPERATIONS
  Net investment
   income...............    0.430        0.550     0.312        0.556    0.537    0.510    0.560
  Net gains (losses) on
   securities (both
   realized and
   unrealized)..........   (1.505)       8.900     1.298        5.759    2.978    0.665    1.160
                          -------      -------   -------      -------  -------  -------  -------
   Total from investment
    operations..........   (1.075)       9.450     1.610        6.315    3.515    1.175    1.720
                          -------      -------   -------      -------  -------  -------  -------
  LESS DISTRIBUTIONS
  Dividends (from net
   investment income)...   (0.270)      (0.540)   (0.580)      (0.540)  (0.540)  (0.510)  (0.565)
  Distributions (from
   capital gains).......   (0.590)      (2.520)   (1.210)      (0.945)  (1.275)  (0.905)  (0.815)
                          -------      -------   -------      -------  -------  -------  -------
   Total distributions..   (0.860)      (3.060)   (1.790)      (1.485)  (1.815)  (1.415)  (1.380)
                          -------      -------   -------      -------  -------  -------  -------
NET ASSET VALUE, END OF
 PERIOD.................  $ 31.46      $ 33.39   $ 27.00      $ 27.18  $ 22.35  $ 20.65  $ 20.89
                          =======      =======   =======      =======  =======  =======  =======
TOTAL RETURN............    (3.48)%      36.06%     6.40%       29.62%   18.61%    5.92%    8.91%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of
   period (in 000's)....  $56,854      $60,177   $44,801      $42,880  $31,719  $25,475  $25,315
  Ratio of expenses to
   average net assets...     1.07%/1/     1.11%     1.17%/1/     1.16%    1.31%    1.34%    1.39%
  Ratio of net
   investment income to
   average net assets...     1.65%/1/     1.87%     2.08%/1/     2.28%    2.70%    2.51%    2.76%
  Portfolio turnover
   rate.................    26.16%       34.40%    20.32%       15.41%   42.54%   49.81%   35.34%
  Average commission
   rate paid............      N/R      $0.0509   $0.0537          N/A      N/A      N/A      N/A

--------
*  Unaudited
/1/Annualized


                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                          9 MONTHS       YEAR    11 MONTHS          YEARS ENDED JANUARY 31,
                            ENDED       ENDED      ENDED       --------------------------------------
                          09/30/98*    12/31/97  12/31/96        1996      1995       1994     1993
                          ---------    --------  ---------     --------  --------   --------  -------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $ 30.25     $  27.43  $  27.40      $  24.84  $  28.69   $  29.91  $ 27.83
                           -------     --------  --------      --------  --------   --------  -------
  INCOME FROM INVESTMENT
   OPERATIONS
  Net investment
   income...............     1.791        1.540     1.630         1.880     1.940      1.870    1.940
  Net gains (losses) on
   securities (both
   realized and
   unrealized)..........    (4.371)       3.200     0.160         2.600    (3.870)    (1.140)   2.080
                           -------     --------  --------      --------  --------   --------  -------
   Total from investment
    operations..........    (2.580)       4.740     1.790         4.480    (1.930)     0.730    4.020
                           -------     --------  --------      --------  --------   --------  -------
  LESS DISTRIBUTIONS
  Dividends (from net
   investment income)...    (1.440)      (1.540)   (1.630)       (1.890)   (1.920)    (1.940)  (1.940)
  Distributions (in
   excess of net
   investment income)...       --           --     (0.130)       (0.030)      --      (0.010)     --
  Return of capital.....       --        (0.380)      --            --        --         --       --
                           -------     --------  --------      --------  --------   --------  -------
   Total distributions..    (1.440)      (1.920)   (1.760)       (1.920)   (1.920)    (1.950)  (1.940)
                           -------     --------  --------      --------  --------   --------  -------
NET ASSET VALUE, END OF
 PERIOD.................   $ 26.23     $  30.25  $  27.43      $  27.40  $  24.84   $  28.69  $ 29.91
                           =======     ========  ========      ========  ========   ========  =======
TOTAL RETURN............     (8.82)%      18.09%     7.12%        18.98%    (6.57)%     2.22%   15.18%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of
   period (in 000's)....   $87,532     $101,956  $103,780      $129,267  $134,066   $165,798  $98,227
  Ratio of expenses to
   average net assets...      1.00%/1/     1.02%     1.02%/1/      0.99%     1.08%      0.99%    1.10%
  Ratio of net
   investment income to
   average net assets...      8.39%/1/     5.48%     6.94%/1/      7.42%     7.71%      6.12%    6.74%
  Portfolio turnover
   rate.................      9.67%       42.47%    69.19%        53.30%    39.50%     19.15%   35.94%
  Average commission
   rate paid............       N/R     $ 0.0505  $ 0.0498           N/A       N/A        N/A      N/A

--------
*  Unaudited
/1/Annualized

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Small-Cap Yield Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                                         FOR THE PERIOD
                          9 MONTHS        YEAR      9 MONTHS        YEAR        YEAR       04/12/93/1
                            ENDED         ENDED       ENDED         ENDED       ENDED          /
                          09/30/98*    12/31/97/3/ 12/31/96/3/   03/31/96/3/ 03/31/95/3/ TO 03/31/94/3/
                          ---------    ----------- -----------   ----------- ----------- --------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $ 22.47       $ 16.79     $ 15.98       $ 12.94     $ 12.97       $12.50
                           -------       -------     -------       -------     -------       ------
  INCOME FROM INVESTMENT
   OPERATIONS
  Net investment
   income...............     0.132         0.210       0.260         0.330       0.290        0.220
  Net gains (losses) on
   securities (both
   realized and
   unrealized)..........    (3.942)        6.800       1.740         3.040      (0.020)       0.450
                           -------       -------     -------       -------     -------       ------
    Total from
     investment
     operations.........    (3.810)        7.010       2.000         3.370       0.270        0.670
                           -------       -------     -------       -------     -------       ------
  LESS DISTRIBUTIONS
  Dividends (from net
   investment income)...    (0.140)       (0.200)     (0.270)       (0.330)     (0.300)      (0.200)
  Distributions (from
   capital gains).......    (0.040)       (1.130)     (0.920)          --          --           --
                           -------       -------     -------       -------     -------       ------
    Total distribu-
     tions..............    (0.180)       (1.330)     (1.190)       (0.330)     (0.300)      (0.200)
                           -------       -------     -------       -------     -------       ------
NET ASSET VALUE, END OF
 PERIOD.................   $ 18.48       $ 22.47     $ 16.79       $ 15.98     $ 12.94       $12.97
                           =======       =======     =======       =======     =======       ======
TOTAL RETURN............    (17.09)%       42.37%      12.84%        26.18%       2.09%        5.51%/2/
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of
   period (in 000's)....   $42,918       $39,377     $21,691       $19,592     $14,058       $8,257
  Ratio of expenses to
   average net assets...      1.48%/2/      1.62%       1.29%/2/      1.46%       2.12%        2.28%/2/
  Ratio of net
   investment income to
   average net assets...      0.82%/2/      1.09%       2.03%/2/      2.28%       2.36%        1.85%/2/
  Portfolio turnover
   rate.................     22.16%        26.27%      35.86%        33.50%      30.20%       28.60%/2/
  Average commission
   rate paid............       N/R       $0.0548     $0.0579           N/A         N/A          N/A

--------
* Unaudited
/1/Commencement of operations
/2/Annualized
/3/Adjusted for a 2-for-1 stock split declared by the Fund to shareholders of record on December 17, 1997


                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Special Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout the period presented.

                                                                   9 MONTHS
                                                                     ENDED
                                                                   09/30/98*
                                                                   ---------
NET ASSET VALUE, BEGINNING OF PERIOD..............................  $15.00/1/
  INCOME FROM INVESTMENT OPERATIONS
  Net investment loss.............................................  (0.068)
  Net losses on securities (both realized and unrealized).........  (1.412)
                                                                    ------
    Total from investment operations..............................  (1.480)
                                                                    ------
NET ASSET VALUE, END OF PERIOD....................................  $13.52
                                                                    ======
TOTAL RETURN......................................................   (9.87)%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)............................  $5,839
  Ratio of expenses to average net assets.........................    1.81 %/2/
  Ratio of net investment loss to average net assets..............   (0.68)%/2/
  Portfolio turnover rate.........................................   59.44 %

--------
* Unaudited
/1/Commencement of operations 12/31/97
/2/Annualized


                See accompanying notes to financial statements.

SHAREHOLDER INFORMATION
-------------------------------------------------------------------------------
MINIMUM INVESTMENT

The minimum amount for the initial purchase of shares of the Funds is $2,000 each. Subsequent purchases may be made in amounts of $100 or more.

TELEPHONE EXCHANGE

Shares of each Fund may be exchanged for shares of the other Funds, provided such other shares may legally be sold in the state of the investor's residence. Each Fund has a distinct investment objective which should be reviewed before executing any exchange of shares. Shares may be exchanged by:
(1) written request; or (2) telephone, if a special authorization form has been completed and is on file with the transfer agent in advance. See "How to Redeem Fund Shares--Additional Information" in the Prospectus for a description of the Funds' policy regarding telephone instructions.

DIVIDENDS AND DISTRIBUTIONS

SGF first declares and pays semi-annual dividends from net investment income. SMDS declares and pays monthly dividends from net investment income. SSCY declares and pays quarterly dividends from net investment income. SSVF declares and pays annual dividends from net investment income. Each Fund will make distributions of net realized gains, if any, once a year. Distributions may be reinvested in additional shares of such Fund, see "How to Buy Fund Shares--Reinvestment of Income Dividends and Capital Gains Distributions" in the Prospectus.

AUTOMATIC INVESTMENT PLAN

Shares of a Fund may be purchased through our "Automatic Investment Plan" (the "Plan"), (See item 6 of the New Account Application attached to the back of the Prospectus). The Plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. The minimum investment pursuant to this Plan is $100 per month. The account designated will be debited in the specified amount, on the date indicated, and Fund shares will be purchased. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. A Fund may alter, modify or terminate this Plan at any time.

SHARE PRICE INFORMATION

The daily share price of the Funds can be found in the mutual fund section of most major daily newspapers as well as The Wall Street Journal and Investor's Daily, where the Funds are listed under Stratton Funds. The Funds' stock ticker symbols for SGF, SMDS and SSCY are STRGX, STMDX and STSCX, respectively. A symbol has not yet been assigned to SSVF.

RETIREMENT PLANS

Stratton Mutual Funds has Defined Contribution Plans, Individual Retirement Accounts and 403(b)(7) Retirement Plans available at no minimum investment.

-------------------------------------------------------------------------------

GENERAL INFORMATION ON THE FUNDS

Requests for a Prospectus, financial information, past performance figures and an application, should be directed to the Funds' Distributor:

FPS BROKER SERVICES, INC.
3200 Horizon Drive, P. O. Box 61503, King of Prussia, PA 19406-0903
Telephone: 800-634-5726

EXISTING SHAREHOLDER ACCOUNT SERVICES

Shareholders seeking information regarding their accounts and other fund services, and shareholders executing redemption requests, should call or write the transfer agent and dividend paying agent:

FIRST DATA INVESTOR SERVICES GROUP, INC.
3200 Horizon Drive, P. O. Box 61503, King of Prussia, PA 19406-0903
Telephone: 610-239-4600 . 800-472-4266

INVESTMENT PORTFOLIO ACTIVITIES

Questions regarding any of the Funds' investment portfolios should be directed to the Funds' Investment Advisor:

STRATTON MANAGEMENT COMPANY
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255

ADDITIONAL PURCHASES ONLY TO EXISTING ACCOUNTS SHOULD BE MAILED TO A SEPARATE LOCK BOX UNIT:

c/o FIRST DATA INVESTOR SERVICES GROUP, INC.
P. O. Box 412797, Kansas City, MO 64141-2797

 THIS REPORT IS AUTHORIZED FOR DISTRIBUTION TO SHAREHOLDERS AND TO OTHERS WHO
   HAVE RECEIVED A COPY OF THE COMBINED PROSPECTUS OF STRATTON MUTUAL FUNDS.

------------------------------
STRATTON
MUTUAL FUNDS
------------------------------
Stability . Strategy . Success


DIRECTORS

Lynne M. Cannon
John J. Lombard, Jr.
Douglas J. MacMaster, Jr.
Henry A. Rentschler
Merritt N. Rhoad, Jr.
Richard W. Stevens
James W. Stratton

OFFICERS

James W. Stratton
Chairman

John A. Affleck
President, Stratton Monthly Dividend REIT Shares

Gerard E. Heffernan
President, Stratton Growth Fund

Frank H. Reichel, III
President, The Stratton Funds, Inc.
Portfolio Manager, Stratton Small-Cap Yield Fund

James Van Dyke Quereau
Vice President
Portfolio Manager, Stratton Special Value Fund

James A. Beers
Vice President

Joanne E. Kuzma
Vice President

Patricia L. Sloan
Secretary & Treasurer

Carol L. Royce
Assistant Secretary & Treasurer


INVESTMENT ADVISOR

Stratton Management Company
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300
Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255


TRANSFER AGENT
& DIVIDEND
PAYING AGENT

First Data Investor Services Group, Inc.
3200 Horizon Drive, P.O. box 61503
King of Prussia, PA 19406-0903
Telephone: 610-239-4600
           800-472-4266


CUSTODIAN
BANK

The Bank of New York
48 Wall Street
New York, NY 10286


Visit the Stratton Mutual Funds
web site at http://www.strattonmgt.com


MEMBER OF
----------------
100% NO-LOAD(TM)
     MUTUAL FUND
     COUNCIL
----------------